SUN CAPITAL ADVISERS TRUST

Sun Capital Money Market Fund

Supplement dated October 8, 2008

To the Initial Class and Service Class Prospectuses, each dated May 1, 2008

This supplement announces that the Board of Trustees of the Sun Capital Money Market Fund (the “Money Market Fund”) has approved the Money Market Funds’ participation in and that the Money Market Fund has applied for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008.

The Program protects the shares of any shareholder of record in the Money Market Fund as of the close of business on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Money Market Fund on that date. The Program only covers the amount a shareholder held in the Money Market Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. A guarantee event generally would occur if the Money Market Fund’s market-based net asset value per share were less than $0.995. The Program will cover total claims by all industry participants of up to $50 billion. If claims exceed that amount, they will be paid in the order received until the U.S. Treasury’s guarantee fund is exhausted. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of your shares.

Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount equal to 0.01% of the net asset value of the Money Market Fund as of September 19, 2008. This expense has been paid by the Money Market Fund; however, given that the Money Market Fund currently has an expense cap, it is expected that the adviser, Sun Capital Advisers LLC, will bear this expense.

The Program may be extended by the U.S. Department of the Treasury through September 18, 2009. In the event that the Program is extended, the Board of Trustees of Sun Capital Advisers Trust will consider whether the Money Market Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

*  *  *  *  *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE